UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21073

Bragg Capital Trust
(Exact name of registrant as specified in charter)

1031 South Caldwell Street, Suite 200
Charlotte, NC 28203
(Address of principal executive offices) (Zip code)

1031 South Caldwell Street, Suite 200
Charlotte, NC 28203
(Name and address of agent for service)

Copies to:
Tanya L. Goins
Thompson Hine LLP
1919 M Street, NW, Suite 700
Washington DC 20036

Registrant's telephone number, including area code: (704) 714-7711

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

SEMI-ANNUAL REPORT Queens Road Value Fund Queens Road Small Cap Value Fund Each a series of Bragg Capital Trust November 30, 2016 (Unaudited)

QUEENS ROAD FUNDS

Table of Contents

Shareholder Letter	2
Manager’s Commentary and Performance Illustration	3

Graphical Illustration	7

Schedules of Investments
Queens Road Value Fund	8
Queens Road Small Cap Value Fund	10

Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15

Notes to Financial Statements	17

Expense Illustration	22

Additional Information	23

QUEENS ROAD FUNDS SHAREHOLDER LETTER November 30, 2016 (Unaudited)

Dear Fellow Shareholders:

The Queens Road Value fund finished the first half of its fiscal year with a return of 5.55% vs 8.74% for the S&P 500/Citigroup Value Index. The Queens Road Small Cap Value fund finished the first half of the fiscal year with a return of 7.17% vs 19.63% for the Russell 2000 Value Index.

The first half of our fiscal year has been an exciting one as we endured an ugly presidential campaign that resulted in the surprise election of Donald Trump. Those who stayed up late on election night to see Trump declared the winner, also saw the Dow futures fall approximately 900 points late that night. By morning, however, sentiment had reversed and the markets closed higher at the end of the trading day.

President-elect Trump has laid out a significant, yet non-specific, policy agenda designed to increase U.S. competitiveness. These promises include corporate tax reform, a rollback of onerous regulations, fiscal stimulus and “fairer” international trade agreements. The market is clearly in favor of these measures as stocks rallied after his election and the Dow Jones Industrial Average is now approaching the milestone of 20,000. These policy proposals stand a good chance to have a real and fundamental impact on future economic growth and corporate profitability.

We anticipate 2017 will be a telling year with several questions looming large. How much of Trump’s pro-business agenda will be implemented? What will be the economic impact of possible tax cuts, regulatory reform and stimulus spending? How will the Fed’s stated intention of raising interest rates affect economic growth? And most important, will these changes affect our estimates of intrinsic value for individual companies?

In our view, the lofty valuations of financial assets that we see today have been driven over the last eight years by the easy-money policies of the Federal Reserve. It doesn’t seem to be much of a stretch to conclude that tighter monetary conditions would pose a headwind for asset prices in the future. With the Fed projecting three or four rate increases over the next year, we anticipate that highly levered companies (typically lower-quality companies) will fare worse than those companies with less dependence on debt. This shift should benefit the more high-quality companies that we tend to own at Queens Road.

While the Queens Road Funds performed well on an absolute basis during the period, they lagged behind their benchmark indices as we would expect in a broad market rally such as the recent one. When emotion takes over and stocks rally hard, the Queens Road Funds tend to trail. Although it never feels good, we’ve endured periods like this before. As painful as it is to lag our benchmarks, we think it is critically important to not allow emotions to affect our decision making. It doesn’t matter how we “feel”; what matters is the math behind our valuation process that we use to find high quality companies trading at reasonable valuations.

The recent rally provided a greater benefit to lower quality companies than those with stronger balance sheets. Companies with higher levels of debt, greater short interest, and lower returns on equity appeared to fare best. As we enter the ninth year of the current bull market, we are seeing fewer new opportunities that meet our investment criteria. We are comfortable with our current holdings and are committed to adding new companies only when they meet our disciplined standards.

Patience is probably the most important quality for investors now. Sometimes the market is focused on fundamentals. Sometimes the market is more focused on hope. These periods can last a long time and it requires much discipline to stay the course. Eventually, the market always returns to fundamentals. Over full market cycles, we think that our disciplined process will reward the patient investor.

We appreciate the confidence you place in us to invest your capital wisely. We stand beside you as investors in our funds and are confident in the investments we hold. If you have any questions regarding our process or our portfolios please give us a call.

Sincerely,

Steven Scruggs, CFA	Benton Bragg, CFA
President	Chairman

QUEENS ROAD FUNDS MANAGER’S COMMENTARY November 30, 2016 (Unaudited)

Queens Road Value Fund

	Average Annual Total Return For the Period Ended November 30, 2016
	Queens Road Value Fund	S&P 500/Citigroup Value Index
Six Month	5.55%	8.74%
1 Year	11.32%	12.57%
3 Year	6.54%	8.44%
5 Year	11.30%	14.53%
10 Year	5.03%	5.48%
Since Inception*	7.47%	7.47%

Gross Annual Operating Expense is 0.96% as disclosed in the most recent Prospectus effective October 1, 2016.

*

The Queens Road Value Fund commenced operations on June 13, 2002. Past performance is not predictive of future performance. The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

The S&P 500/Citigroup Value Index along with its counterpart the S&P 500/Citigroup Growth Index were introduced in December 2005. Previously, these indices were known as the S&P 500/Barra Growth and Value Indices. These Indices are created by dividing the S&P 500 Index based upon seven different factors, four to determine value characteristics and three to determine growth characteristics. The companies are allocated to each index according to their growth or value characteristics, with about one-third being allocated to both the growth and value index. It is not possible to invest directly in the S&P 500/Citigroup Value Index. The S&P 500/Citigroup Growth Index and S&P 500/Citigroup Value Index are the exclusive property of Standards & Poors.

Investments that Helped Performance

●

Prudential Financial, Inc. rose 29% during the period. One of the world’s largest financial services companies with over $1.3 trillion in assets under management, Prudential remains a good value in spite of its recent run-up. The company’s strong balance sheet, high returns on capital and reasonable valuation combined with its healthy dividend yield keeps us optimistic for additional gains.

●

General Dynamics Corp. was up 53.5% for the period. One of the world’s largest defense contractors and the manufacturer of Gulfstream jets, General Dynamics offers diverse products and services primarily in aerospace and defense and maintains a substantial backlog providing near-term visibility. The company has generated healthy free cash flow and has used it wisely through smart capital expenditures, acquisitions and distributions to shareholders. We believe the incoming administration will have a net positive impact on defense contractors that have demonstrated the ability to provide effective defense capabilities on time and on budget.

●

State Street Corp. gained 26.5% during the first six months of the Fund’s fiscal year. State Street is a fee based financial services institution (fees are 80% of revenue) that provides custody, asset management and trading services. Net interest represents the remaining 20% of revenue. We believe its unique business model provides a stable earnings base that is affected less by interest rate changes than other banks.

Investments that Hurt Performance

●

Clorox Co. declined 20.3% during the first six months of our fiscal year. One of the leading household product companies in the world, Clorox continues its cost-cutting programs in the face of increased competition and sluggish market growth. The company looks to new product launches and further market share gains in international markets for its slow but steady organic growth. On the expense-cutting side, the company is making clear progress towards its long-term goals regarding expense reductions. With industry-high returns on invested capital, strong free cash flow margins, and a stable and consistent dividend, Clorox looks even more attractive to us given the recent share sell off.

QUEENS ROAD FUNDS MANAGER’S COMMENTARY (Continued) November 30, 2016 (Unaudited)

●

VF Corp. dropped 20% during the period. VF Corp. owns a portfolio of some of the world’s most well-known clothing brands, including The North Face, Wrangler, Timberland, and Nautica. We are pleased with the company’s recent decision to sell its portfolio of store-branded apparel, which did not fit in with the company’s core strategy. Known for acquiring brands and managing them remarkably well, VF has not made a significant acquisition in over four years. Management maintains that deals can’t be found without paying “really frothy” valuations. We like this disciplined approach.

●

American Electric Power Co., Inc. fell 19.5% during the period. Electric utility, American Electric Power, fell as result of economic slowdowns in its primary markets and concerns over higher interest rates, making the company’s healthy dividend less attractive. We believe that improving economic conditions in the company’s service areas due to recovering energy prices and friendlier coal and fracking regulations will provide AEP ample opportunity to grow earnings and continue to increase its healthy dividend.

QUEENS ROAD FUNDS MANAGER’S COMMENTARY (Continued) November 30, 2016 (Unaudited)

Queens Road Small Cap Value Fund

	Average Annual Total Return For the Period Ended November 30, 2016
	Queens Road Small Cap Value Fund	Russell 2000 Value Index
Six Month	7.17%	19.63%
1 Year	10.47%	19.85%
3 Year	6.52%	7.52%
5 Year	10.13%	14.50%
10 Year	7.09%	5.92%
Since Inception*	9.80%	8.96%

Gross Annual Operating Expenses is 1.26% as disclosed in the most recent Prospectus effective October 1, 2016.

*

The Queens Road Small Cap Value Fund commenced operations on June 13, 2002. Past performance is not predictive of future performance. The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

The Russell 2000 Value Index is a subset of the Russell 2000 Index, which tracks the stocks of small domestic companies, based on total market capitalization. The Russell 2000 Value Index represents those stocks of the Russell 2000 with lower price-to book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Investments that Helped Performance

●

Ducommun, Inc. rose 69% during the period. The aerospace and defense company reported strong earnings numbers and demonstrated progress toward achieving its long-term strategic plan, evidenced by its record high backlog. We are pleased to see the company also making progress on strengthening its balance sheet and continuing to pay down debt issued in a 2011 acquisition. While we are pleased with the share price performance, we have some concerns over current valuation and continue to monitor the company closely.

●

Oshkosh Corp. was up 53.5% for the period. The maker of military trucks, commercial vehicles and access equipment rallied on the hopes of increased defense and infrastructure spending. We do have some concern with the access equipment segment as rental companies, the segment’s primary customers, are extending the lives of their fleets and slowing replacement. We remain confident in this long-term holding’s management team and future prospects.

●

Harman International Industries, Inc. gained 41% during the first six months of the Fund’s fiscal year. Samsung announced in mid-November that it would acquire Harman for $112 per share in cash - an approximate 28% premium. This is Samsung’s largest acquisition and places it in a strong competitive position in the growing “connected car” market.

Investments that Hurt Performance

●

Cato Corp. fell 20.3% during the first six months of our fiscal year. This well-managed retailer of discount women’s apparel operates over 1,300 stores in 32 states. It has a strong balance sheet, no debt and strong free cash flow with a long history of solid family management. Brick and mortar retail stores have been under pressure for some time. Our thesis was that Cato would continue to prosper due to the unique nature of its display and merchandising process that results in a valued hands-on shopping experience. Although Cato offers many of the investment characteristics we seek, our concerns over the future of its position within this struggling market segment has led us to begin trimming our investment in this long-time holding.

QUEENS ROAD FUNDS MANAGER’S COMMENTARY (Continued) November 30, 2016 (Unaudited)

●

Vista Outdoor, Inc. dropped 20% during the period. Vista was recently spun off from long time holding AlliantTechsystems, and competes in two segments, Shooting Sports and Outdoor Recreation. The company has recently made two sizeable acquisitions in helmet-maker, Bell, and hydration-products company, Camelbak. While these companies’ product lines fit in well with Vista’s portfolio, the price paid for each appears to have been a little rich. Most of the decline in the stock price followed a quarterly earnings miss announced in August. With a strong balance sheet and expectations of continued strong free cash flow generation we believe management can successfully manage the business back to creating shareholder value.

●

Synaptics, Inc. fell 19.5% during the period. A leading maker of touchscreen sensors, controllers and biometric sensors, Synaptics has struggled as smart phone sales have stalled globally. The company remains a technology leader, and we anticipate increased adoption of both touchscreens and biometric authentication in markets beyond smartphones. The company continues to win significant new contracts within the smart phone market as well as in new markets. The company maintains a strong balance sheet and has an effective management team. The company is trading at current multiples of normalized earnings and free cash flow that we find attractive and we are confident in its long term prospects.

QUEENS ROAD FUNDS GRAPHICAL ILLUSTRATION November 30, 2016 (Unaudited)

The following charts provide a visual breakdown of the Funds by the industry sectors that the underlying securities represent as a percentage of the total investments.

Queens Road Value Fund

Queens Road Small Cap Value Fund

QUEENS ROAD VALUE FUND SCHEDULES OF INVESTMENTS As of November 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
	COMMON STOCKS — 92.8%
	AEROSPACE/DEFENSE — 5.1%
8,000	General Dynamics Corp.	$1,402,800
6,600	United Technologies Corp.	710,952
		2,113,752
	APPAREL — 1.9%
14,000	VF Corp.	763,140

	BANKS — 5.5%
14,500	Bank of New York Mellon Corp.	687,590
9,000	JPMorgan Chase & Co.	721,530
11,000	State Street Corp.	866,800
		2,275,920
	BUILDING MATERIALS — 0.9%
6,380	Fortune Brands Home & Security, Inc.	351,857

	CHEMICALS — 2.6%
12,000	LyondellBasell Industries NV, Class A	1,083,840

	COMPUTERS — 4.9%
46,378	Hewlett Packard Enterprise Co.	1,103,796
5,500	International Business Machines Corp.	892,210
		1,996,006
	COSMETICS/PERSONAL CARE — 3.4%
8,800	Procter & Gamble Co.	725,648
16,400	Unilever PLC ADR	655,672
		1,381,320
	DIVERSIFIED FINANCIAL SERVICES — 8.0%
18,000	American Express Co.	1,296,720
9,000	Ameriprise Financial, Inc.	1,027,890
10,000	Franklin Resources, Inc.	392,600
7,900	T Rowe Price Group, Inc.	585,074
		3,302,284
	ELECTRIC — 4.3%
13,000	American Electric Power Co., Inc.	767,650
8,284	Duke Energy Corp.	611,111
8,400	Southern Co.	393,288
		1,772,049
	ELECTRONICS — 2.2%
3,400	Allegion PLC	227,494
20,000	Corning, Inc.	480,600
3,150	Fortive Corp.	173,218
		881,312
	FOOD — 1.5%
3,000	Kraft Heinz Co.	244,950
9,000	Mondelez International, Inc., Class A	371,160
		616,110
	HEALTHCARE-PRODUCTS — 1.7%
6,300	Danaher Corp.	492,471
3,022	Medtronic PLC	220,636
		713,107
	HEALTHCARE-SERVICES — 2.5%
7,300	Anthem, Inc.	1,040,469

	HOLDING COMPANIES-DIVERSIFIED — 1.6%
28,800	Leucadia National Corp.	634,176

	HOUSEHOLD PRODUCTS/WARES — 2.6%
7,586	Clorox Co.	876,638
1,717	Kimberly-Clark Corp.	198,503
		1,075,141
	INSURANCE — 4.2%
3	Berkshire Hathaway, Inc., Class A*	711,000
10,000	Prudential Financial, Inc.	1,006,000
		1,717,000
	INTERNET — 1.4%
24,000	Symantec Corp.	585,360

	MEDIA — 5.0%
5,490	CBS Corp., Class B	333,353
5,166	Time Warner, Inc.	474,342
30,500	Twenty-First Century Fox, Inc.	857,355
10,000	Viacom, Inc., Class B	374,800
		2,039,850
	MISCELLANEOUS MANUFACTURING — 8.2%
5,100	3M Co.	875,874
18,000	Eaton Corp. PLC	1,197,180
10,200	Ingersoll-Rand PLC	760,308
9,076	Pentair PLC	521,507
		3,354,869
	OIL & GAS — 1.0%
4,700	Exxon Mobil Corp.	410,310

	PHARMACEUTICALS — 8.7%
5,000	Bristol-Myers Squibb Co.	282,200
9,000	GlaxoSmithKline PLC ADR	340,110
10,050	Johnson & Johnson	1,118,565
13,820	Merck & Co., Inc.	845,646
31,000	Pfizer, Inc.	996,340
		3,582,861
	RETAIL — 1.2%
4,225	McDonald's Corp.	503,916

	SEMICONDUCTORS — 2.2%
26,000	Intel Corp.	902,200

See accompanying Notes to Financial Statements.

QUEENS ROAD VALUE FUND SCHEDULES OF INVESTMENTS (Continued) As of November 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
	SOFTWARE — 5.3%
19,500	Microsoft Corp.	$1,175,070
25,000	Oracle Corp.	1,004,750
		2,179,820
	TELECOMMUNICATIONS — 6.2%
30,020	AT&T, Inc.	1,159,673
30,000	Cisco Systems, Inc.	894,600
10,000	Verizon Communications, Inc.	499,000
		2,553,273
	TRANSPORTATION — 0.7%
3,000	Union Pacific Corp.	303,990

	TOTAL COMMON STOCKS
	(Cost $24,256,193)	38,133,932

	EXCHANGE-TRADED FUNDS — 0.8%
	COMMODITY FUND — 0.8%
30,000	iShares Gold Trust*	338,700

	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $295,770)	338,700

	SHORT-TERM INVESTMENTS — 7.2%
2,984,124	Morgan Stanley Institutional Liquidity Government Portfolio - Institutional Class, 0.29%**	2,984,124

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,984,124)	2,984,124

	TOTAL INVESTMENTS — 100.8%
	(Cost $27,536,087)	41,456,756

	Liabilities in Excess of Other Assets — (0.8)%	(347,539)

	TOTAL NET ASSETS — 100.0%	$41,109,217

ADR – American Depositary Receipt

PLC – Public Limited Company

*	Non-income Producing.

**	Variable rate security; the coupon rate shown represents the yield at November 30, 2016.

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND SCHEDULES OF INVESTMENTS As of November 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
	COMMON STOCKS — 73.5%
	AEROSPACE/DEFENSE — 5.6%
32,398	Astronics Corp.*	$1,196,134
4,859	Astronics Corp., Class B*	180,706
47,315	Cubic Corp.	2,190,684
48,711	Ducommun, Inc.*	1,393,135
49,879	Orbital ATK, Inc.	4,256,175
		9,216,834
	APPAREL — 2.1%
17,912	Deckers Outdoor Corp.*	1,065,406
63,839	Delta Apparel, Inc.*	1,302,954
111,442	Iconix Brand Group, Inc.*	999,634
		3,367,994
	BANKS — 2.8%
164,363	Hilltop Holdings, Inc.	4,616,957

	CHEMICALS — 1.6%
71,091	CSW Industrials, Inc.*	2,594,821

	COMMERCIAL SERVICES — 1.1%
170,487	RPX Corp.*	1,781,589

	COMPUTERS — 0.8%
295	Digimarc Corp.*	9,160
11,000	DST Systems, Inc.	1,135,310
4,600	Syntel, Inc.	89,240
		1,233,710
	DISTRIBUTION/WHOLESALE — 2.6%
54,533	Anixter International, Inc.*	4,261,754

	ELECTRICAL COMPONENTS & EQUIPMENT — 0.1%
7,600	Graham Corp.	168,872

	ELECTRONICS — 4.3%
40,552	Tech Data Corp.*	3,441,648
242,977	Vishay Intertechnology, Inc.	3,681,102
		7,122,750
	FOOD — 1.7%
151,900	Darling Ingredients, Inc.*	2,052,169
10,022	Sanderson Farms, Inc.	808,274
		2,860,443
	FOREST PRODUCTS & PAPER — 1.9%
75,842	Schweitzer-Mauduit International, Inc.	3,188,398

	GAS — 4.1%
72,040	New Jersey Resources Corp.	2,481,778
21,641	South Jersey Industries, Inc.	714,153
79,402	UGI Corp.	3,557,210
		6,753,141
	HEALTHCARE-PRODUCTS — 0.6%
15,000	STERIS PLC	984,150

	HOME FURNISHINGS — 1.1%
17,075	Harman International Industries, Inc.	1,867,493

	INSURANCE — 7.8%
12,145	American National Insurance Co.	1,463,472
53,125	Aspen Insurance Holdings Ltd.	2,706,719
14,784	CNO Financial Group, Inc.	264,633
31,194	Crawford & Co., Class B	412,073
5,410	EMC Insurance Group, Inc.	149,370
8,679	Endurance Specialty Holdings Ltd.	800,204
92,909	Horace Mann Educators Corp.	3,730,296
54,717	RLI Corp.	3,285,209
		12,811,976
	LEISURE TIME — 2.6%
106,900	Vista Outdoor, Inc.*	4,292,035

	MACHINERY-CONSTRUCTION & MINING — 2.7%
62,942	Oshkosh Corp.	4,405,940

	MACHINERY-DIVERSIFIED — 3.2%
47,813	Graco, Inc.	3,883,850
43,733	Hurco Cos., Inc.	1,425,696
		5,309,546
	MEDIA — 4.3%
68,521	Meredith Corp.	3,806,342
74,712	Scholastic Corp.	3,294,052
		7,100,394
	METAL FABRICATE/HARDWARE — 1.8%
38,561	LB Foster Co.	472,372
65,000	Timken Co.	2,538,250
		3,010,622
	MISCELLANEOUS MANUFACTURING — 2.5%
10,300	Chase Corp.	830,180
9,330	Colfax Corp.*	350,901
24,600	Crane Co.	1,807,854
24,438	Fabrinet*	1,045,947
		4,034,882

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND SCHEDULES OF INVESTMENTS (Continued) As of November 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
	PHARMACEUTICALS — 2.7%
79,916	Owens & Minor, Inc.	$2,709,952
38,037	Prestige Brands Holdings, Inc.*	1,809,420
		4,519,372
	RETAIL — 2.1%
60,149	Cato Corp., Class A	1,780,410
50,883	Urban Outfitters, Inc.*	1,607,903
		3,388,313
	SEMICONDUCTORS — 2.1%
64,100	Synaptics, Inc.*	3,498,578

	SOFTWARE — 3.8%
69,551	CSG Systems International, Inc.	3,095,019
26,722	SYNNEX Corp.	3,124,069
		6,219,088
	TELECOMMUNICATIONS — 3.6%
14,196	Black Box Corp.	217,909
107,300	CalAmp Corp.*	1,560,142
81,078	Plantronics, Inc.	4,201,462
		5,979,513
	TEXTILES — 2.1%
24,712	UniFirst Corp.	3,493,041

	TRUCKING & LEASING — 1.8%
77,083	Greenbrier Cos., Inc.	2,990,820

	TOTAL COMMON STOCKS
	(Cost $83,764,794)	121,073,026

	MUTUAL FUNDS — 0.7%
106,846	Central Fund of Canada Ltd., Class A**	1,252,235

	TOTAL MUTUAL FUNDS
	(Cost $1,318,331)	1,252,235

	SHORT-TERM INVESTMENTS — 25.7%
42,329,292	Morgan Stanley Institutional Liquidity Government Portfolio - Institutional Class, 0.29%***	42,329,292

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $42,329,292)	42,329,292

	TOTAL INVESTMENTS — 99.9%
	(Cost $127,412,417)	164,654,553

	Other Assets in Excess of Liabilities — 0.1%	149,575

	TOTAL NET ASSETS — 100.0%	$164,804,128

PLC – Public Limited Company

*	Non-income Producing.

**	Passive foreign investment company.

***	Variable rate security; the coupon rate shown represents the yield at November 30, 2016.

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF ASSETS AND LIABILITIES As of November 30, 2016 (Unaudited)

	Value Fund	Small Cap Value Fund
Assets:
Investments, at Value (cost $27,536,087, $127,412,417)	$41,456,756	$164,654,553
Receivables:
Shareholder Subscriptions	—	210,071
Dividends and Interest	114,213	303,038
Total Assets	41,570,969	165,167,662

Liabilities:
Payables:
Investment Securities Purchased	391,497	—
Shareholder Redemptions	38,600	200,710
Accrued Advisory Fees (Note 3)	31,655	162,824
Total Liabilities	461,752	363,534

Net Assets	$41,109,217	$164,804,128

Components of Net Assets:
Capital (par value of $0.001 per share with an unlimited number of shares authorized)	$24,999,576	$120,094,385
Accumulated Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	664,674	(41,458)
Accumulated Undistributed Net Realized Gain on Investments	1,524,298	7,509,065
Net Unrealized Appreciation on Investments	13,920,669	37,242,136
Net Assets	$41,109,217	$164,804,128

Shares of Beneficial Interest Issued and Outstanding	1,963,738	6,088,629
Net Asset Value, Offering and Redemption Price Per Share	$20.93	$27.07

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF OPERATIONS For the six months ended November 30, 2016 (Unaudited)

	Value Fund	Small Cap Value Fund
Investment Income:
Dividends (net of foreign withholding taxes of $-778, $267)	$492,316	$976,741
Interest	5,058	59,424
Total Investment Income	497,374	1,036,165

Expenses:
Advisory Fees (Note 3)	191,230	958,360
Total Expenses	191,230	958,360
Net Investment Income	306,144	77,805

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	846,885	2,930,938
Net Change in Unrealized Appreciation on Investments	1,032,027	7,999,614
Net Realized and Unrealized Gain on Investments	1,878,912	10,930,552

Net Increase in Net Assets from Operations	$2,185,056	$11,008,357

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Small Cap Value Fund
	For the six months ended November 30, 2016 (Unaudited)	For the year ended May 31, 2016	For the six months ended November 30, 2016 (Unaudited)	For the year ended May 31, 2016
Increase in Net Assets From:
Operations:
Net Investment Income (Loss)	$306,144	$596,432	$77,805	$(68,923)
Net Realized Gain on Investments	846,885	1,093,754	2,930,938	4,485,007
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,032,027	(931,873)	7,999,614	1,569,952
Net Increase in Net Assets from Operations	2,185,056	758,313	11,008,357	5,986,036

Distributions to Shareholders From:
Net Investment Income	—	(424,769)	—	—
Net Realized Gains	—	(682,181)	—	(302,677)
Net Change in Net Assets from Distributions	—	(1,106,950)	—	(302,677)

Capital Transactions:
Proceeds from Sale of Shares	1,293,096	3,546,365	38,520,785	67,522,410
Net Asset Value of Shares Issued on Reinvestment of Dividends	—	577,112	—	219,896
Cost of Shares Redeemed	(1,618,383)	(2,710,492)	(28,100,529)	(9,316,533)
Net Increase (Decrease) in Net Assets from Capital Transactions	(325,287)	1,412,985	10,420,256	58,425,773

Total Increase in Net Assets	1,859,769	1,064,348	21,428,613	64,109,132

Net Assets:
Beginning of Period	39,249,448	38,185,100	143,375,515	79,266,383
End of Period	$41,109,217	$39,249,448	$164,804,128	$143,375,515

Accumulated Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$664,674	$358,530	$(41,458)	$(119,263)

Capital Share Transactions:
Shares Sold	64,107	188,888	1,506,511	2,819,818
Shares Issued on Reinvestment of Dividends	—	31,028	—	9,294
Shares Redeemed	(79,270)	(140,816)	(1,094,192)	(385,083)
Net Increase/(Decrease) in Shares	(15,163)	79,100	412,319	2,444,029

See accompanying Notes to Financial Statements.

QUEENS ROAD VALUE FUND FINANCIAL HIGHLIGHTS

Per share operating performance

For a capital share outstanding throughout each period

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013	Year Ended May 31, 2012

Net Asset Value, Beginning of Period	$19.83		$20.10	$19.65	$17.15	$13.58	$14.20

Income from Investment Operations:
Net Investment Income*	0.15		0.31	0.23	0.20	0.20	0.20
Net Realized and Unrealized Gain (Loss) on Investments	0.95		0.00 **	1.17	2.49	3.59	(0.66)
Total from Investment Operations	1.10		0.31	1.40	2.69	3.79	(0.46)

Less Distributions:
Net Investment Income	—		(0.22)	(0.22)	(0.19)	(0.22)	(0.16)
Net Realized Gains	—		(0.36)	(0.73)	—	—	—
Total Distributions	—		(0.58)	(0.95)	(0.19)	(0.22)	(0.16)

Net Asset Value, End of Period	$20.93		$19.83	$20.10	$19.65	$17.15	$13.58

Total Return	5.55	%***	1.74%	7.15%	15.69%	28.19%	(3.28)%

Ratios and Supplemental Data:
Net Assets, End of Period (in thousands)	$41,109		$39,249	$38,185	$36,934	$33,709	$27,003
Ratio of Expenses to Average Net Assets	0.95	%****	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.52	%****	1.61%	1.14%	1.10%	1.29%	1.44%
Portfolio Turnover Rate	3	%***	14%	4%	—%	4%	5%

*	Computed using average shares method.

**	Amount is less than $0.005 per share.

***	Not annualized.

****	Annualized.

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

Per share operating performance

For a capital share outstanding throughout each period

	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014		Year Ended May 31, 2013	Year Ended May 31, 2012

Net Asset Value, Beginning of Period	$25.26		$24.52	$23.27	$20.84		$17.40	$20.67

Income from Investment Operations:
Net Investment Income (Loss)*	0.01		(0.02)	0.01	0.00	**	0.05	0.00 **
Net Realized and Unrealized Gain (Loss) on Investments	1.80		0.84	1.90	3.18		3.69	(1.96)
Total from Investment Operations	1.81		0.82	1.91	3.18		3.74	(1.96)

Less Distributions:
Net Investment Income	—		—	—	—		(0.05)	(0.08)
Net Realized Gains	—		(0.08)	(0.66)	(0.75)		(0.25)	(1.23)
Return of Capital	—		—	—	—		(0.00)**	—
Total Distributions	—		(0.08)	(0.66)	(0.75)		(0.30)	(1.31)

Net Asset Value, End of Period	$27.07		$25.26	$24.52	$23.27		$20.84	$17.40

Total Return	7.17	%****	3.37%	8.33%	15.26%		21.75%	(9.71)%

Ratios and Supplemental Data:
Net Assets, End of Period (in thousands)	$164,804		$143,376	$79,266	$74,212		$79,421	$65,219
Ratio of Expenses to Average Net Assets	1.24	%*****	1.24%	1.24%	1.24%		1.24%	1.24%
Ratio of Net Investment Income to Average Net Assets	0.10	%*****	(0.07)%	0.02%	0.01%		0.27%	0.01%
Portfolio Turnover Rate	19	%****	23%	2%	0	%***	10%	14%

*	Computed using average shares method.

**	Amount is less than $0.005 per share.

***	Amount is less than 0.5%.

****	Not annualized.

*****	Annualized.

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS November 30, 2016 (Unaudited)

Note 1. Organization

The Queens Road Value Fund and the Queens Road Small Cap Value Fund (individually referred to as the “Value Fund” and “Small Cap Value Fund”, respectively, or collectively as the “Funds”), are managed portfolios of the Bragg Capital Trust (the “Trust”), which are registered under the Investment Company Act of 1940, as amended, open-end management companies. The Funds’ investment objective is to seek growth of capital. The Funds invest primarily in common stocks which are believed by Bragg Financial Advisors (the “Advisor”) to be undervalued and have good prospects for capital appreciation. Under normal circumstances, the Small Cap Value Fund invests at least 80% of its assets in equity securities of companies with small market capitalization. The Fund defines a small capitalization (small cap) company as one whose market capitalization, at the time of purchase, is generally less than that of a company with the largest capitalization included in the Russell 2000 Value Index, which as of May 31, 2016, was $3.8 billion. The Funds’ registration statement was declared effective on June 13, 2002, and operations began on that date.

Note 2. Significant Accounting Policies

The following is a summary of accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies, as such, these financial statements have applied the guidance set forth in the Financial Accounting Standards Board (“FASB”) Account Standards Codification (ASC) 946, Financial Services-Investment Companies.

Federal Income Taxes: Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years 2012 – 2015, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended May 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Security Valuation: Securities, including common stocks and exchange traded funds, which are traded on a national securities exchange are valued at the last quoted sales price, and generally classified as a Level 1 investment. Investments in mutual funds, including money market funds, are valued at the ending net asset value provided by the funds, and generally classified as a Level 1 investment. If there are

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2016 (Unaudited)

no sales reported, the Fund’s portfolio securities will be valued using the last reported bid price. Short-term obligations may be valued using amortized cost, which approximates fair value, and are generally classified as a Level 2 investment. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Trust’s Board of Trustees, and generally classified as a Level 3 investment.

In accordance with GAAP, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

●

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common Stocks, Exchange-Traded Funds and Mutual Funds are generally categorized as Level 1.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Fixed income securities, repurchase agreements, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Funds did not hold any Level 2 or Level 3 securities during the period ended November 30, 2016. There were no transfers into and out of any level during the current period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

Value Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$38,133,932	$—	$—	$38,133,932
Exchange-Traded Funds	338,700	—	—	338,700
Short-Term Investments	2,984,124	—	—	2,984,124
Total	$41,456,756	$—	$—	$41,456,756

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2016 (Unaudited)

Small Cap Value Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$121,073,026	$—	$—	$121,073,026
Mutual Funds	1,252,235	—	—	1,252,235
Short-Term Investments	42,329,292	—	—	42,329,292
Total	$164,654,553	$—	$—	$164,654,553

*	All sub-categories within common stocks represent Level 1 investments. See Schedules of Investments for industry categories.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Funds retain Bragg Financial Advisors, Inc. (the “Advisor”) as their investment advisor. Under the terms of the management agreement, the Advisor provides investment management and administrative services for the Funds. For its services as Advisor, the Value Fund and Small Cap Value Fund pay a fee, computed daily and payable monthly at the annual rate of 0.95% and 1.24% of each Fund’s first $250,000,000 of average daily net assets, 0.85% and 1.24% of each Fund’s next $250,000,000 of average daily net assets, and 0.80% and 1.15% of each Fund’s average daily net assets over $500,000,000, respectively. For the period ended November 30, 2016, the Advisor earned $191,230 and $958,360 from the Value Fund and Small Cap Value Fund, respectively. From these fees and its own resources, the Advisor agreed to pay other operating expenses of the Funds including transfer agent fees, fund accountant fees, administrator fees, registration fees, custodial fees, and other ordinary expenses of the Funds. However, the agreement does not require the Advisor to pay interest, taxes, brokerage commissions, and extraordinary expenses of the Funds. The amounts due to the Advisor at November 30, 2016, from the Value Fund and Small Cap Value Fund were $31,655 and $162,824, respectively.

Certain employees and officers of the Advisor are also “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each “non- interested” Trustee is entitled to receive an annual fee of $4,000 plus expenses for services relating to the Trust which is paid by the Advisor.

Queens Road Securities (“QRS”) acts as the principal underwriter in the continuous public offering of the Funds’ shares. Certain officers of the Trust are also officers of QRS. QRS did not receive or waive any brokerage fees on executions of purchases and sales of the Funds’ portfolio investments during the period ended November 30, 2016.

Note 4. Investment Transactions

For the period ended November 30, 2016, the cost of purchases and the proceeds from sales of portfolio securities, other than short-term investments, amounted to $2,824,357 and $972,690, respectively, for the Value Fund, and $22,182,226 and $22,511,109, respectively, for the Small Cap Value Fund.

Note 5. Federal Income Taxes

At May 31, 2016, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

	Value Fund	Small Cap Value Fund
Cost of investments	$27,120,203	$119,484,033
Gross unrealized appreciation	$13,268,092	$30,042,338
Gross unrealized depreciation	(365,512)	(836,255)
Net unrealized appreciation on investments	$12,902,580	$29,206,083

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2016 (Unaudited)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and timing differences in recognizing certain gains and losses in security transactions.

As of May 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Value Fund	Small Cap Value Fund
Undistributed ordinary income	$358,530	$—
Undistributed long-term capital gains	663,475	4,587,566
Tax accumulated earnings	1,022,005	4,587,566
Accumulated capital and other losses	—	(92,263)
Net unrealized appreciation	12,902,580	29,206,083
Total accumulated earnings	$13,924,585	$33,701,386

Post-October capital losses and late-year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. As of May 31, 2016, the following Funds had the following post-October capital-losses and late-year ordinary losses:

	Value Fund	Small Cap Value Fund
Post-October capital losses	$—	$—
Late-year ordinary losses	—	92,263

The tax character of distributions paid during the fiscal years ended May 31, 2016 and May 31, 2015 were as follows:

	Value Fund		Small Cap Value Fund
Distributions paid from:	2016	2015	2016	2015
Ordinary Income	$426,863	$410,251	$—	$—
Net Long Term Capital Gains	680,087	1,341,837	302,677	2,079,604
Total Taxable Distributions Paid	$1,106,950	$1,752,088	$302,677	$2,079,604

Note 6. Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the Investment Company Act of 1940. As of November 30, 2016, Pershing, L.L.C., for the benefit of its customers, owned 97.03% and 36.62% of the Value Fund and Small Cap Value Fund, respectively. As of November 30, 2016, Charles Schwab & Co., Inc., for the benefit of its customers, owned 27.93% of the Small Cap Value Fund.

Note 7. Recently Issued Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the financial statements.

QUEENS ROAD FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2016 (Unaudited)

Note 8. Subsequent Events

Within the financial statements, the Funds are required to recognize the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Income and capital gain distributions were made to the shareholders of the Queens Road Funds after November 30, 2016, meeting the criteria of a subsequent event. The record date of the distribution was December 14, 2016, and the ex-date and payable date was December 15, 2016. The Funds’ distribution type and amount are listed as follows:

Fund Name	Distribution Type	Rate	Amount
Queens Road Value Fund	Income	$0.3308	$648,076.02
Queens Road Value Fund	Short-Term Capital Gain	$0.0001	$195.91
Queens Road Value Fund	Long-Term Capital Gain	$0.7710	$1,510,479.49
Queens Road Small Cap Value Fund	Short-Term Capital Gain	$0.1523	$925,378.12
Queens Road Small Cap Value Fund	Long-Term Capital Gain	$1.1887	$7,222,567.07

There were no other events management was aware of after November 30, 2016 and through the date that the financial statements were filed that met the criteria of a subsequent event.

QUEENS ROAD FUNDS EXPENSE ILLUSTRATION November 30, 2016 (Unaudited)

ABOUT YOUR FUND’S EXPENSES

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2016 through November 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period* June 1, 2016 to November 30, 2016
Value Fund
Actual	$1,000.00	$1,055.50	$4.89
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,020.24	$4.81
Small Cap Value Fund
Actual	$1,000.00	$1,071.70	$6.44
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,018.79	$6.27

*

Expenses are equal to the Funds’ annualized expense ratio of 0.95% and 1.24%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

QUEENS ROAD FUNDS ADDITIONAL INFORMATION November 30, 2016 (Unaudited)

Proxy Voting – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-595-3088 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio Holdings – The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Funds’ first Form N-Q was filed with the SEC on October 8, 2004. The Funds’ Form N-Qs are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-800-595-3088.

Advisory Agreement Renewal – At a Board meeting held on July 27, 2016, the Trustees unanimously approved the continuance of the Investment Advisory Agreement between Bragg Financial Advisors, Inc. (the “Advisor”) and the Bragg Capital Trust on behalf of the Funds (“Advisory Agreement”). The Trustees considered the following factors to be of fundamental importance in their consideration of whether to approve the continuance of the Funds’ Contract: (i) the Advisor’s value investing experience, performance and that of the Funds; (ii) the nature, quality and extent of services provided by the Advisor; (iii) the cost of the services and the profit to be realized by the Advisor; (iv) the potential for economies of scale to be shared by the Funds; and (v) the Funds’ expense ratios relative to their peer group.

The Trustees had an opportunity to review the Advisory Agreement between the Trust and the Advisor, the Advisor’s current Form ADV, as well as the Renewal of Advisory Agreement memo completed by the Advisor for each of the Funds. The Trustees were asked to consider the nature, extent and quality of services the Advisor has previously provided to the Funds based on a review of information provided by the Advisor. The Trustees took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution services, regulatory compliance, and other services provided to the Funds. The Trustees noted that the Funds’ performance has recently lagged its benchmarks, but acknowledged that such performance is common for such value funds in times of strong equity market returns. The Trustees concluded that they have a reasonable belief that the nature, extent and quality of services provided to the Funds is appropriate.

The Trustees then reviewed disclosures made in the Form ADV and then discussed the Advisor’s solvency. They noted the Advisor is profitable and has a clean balance sheet with no debt. The Trustees then reviewed a peer group analysis that described the difference in the Funds unitary fee structure versus that of its peer group. The Trustees also reviewed and discussed information provided by the Advisor comparing the expense ratio of each of the Funds with the expense ratios of the Funds’ peers. The cost to the Advisor for providing the services under the terms of the contract was discussed. The estimated aggregate cost of the services provided was compared to the amount paid to the Advisor under the terms of the contract. Upon review and discussion of this information, the Trustees concluded that the cost of services provided and any expected profits to the Advisor were reasonable.

Next, the Funds’ current marketing efforts and the Advisor’s effort to achieve economies of scale were discussed. The Trustees reviewed and considered the cost structure to the Advisor for providing services under the terms of the contract. The Trustees determined that as the Funds’ assets increase to certain levels, economies of scale would be realized. The Trustees also considered the contract’s stipulation that management fee percentage payout would be reduced as certain asset levels of the Funds’ were achieved. The Trustees concluded that reasonable economies of scale would be realized under the terms of the contract.

The Advisor had no other Advisory contracts with other investment companies or other types of clients that were comparable in services provided under the terms of the contract and therefore the Trustees could not rely on any comparisons between the Funds’ contract and other investment management contracts entered into by the Advisor.

The Board relied upon their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreement.

QUEENS ROAD FUNDS

Notes

THIS PAGE INTENTIONALLY LEFT BLANK

QUEENS ROAD FUNDS

Board of Trustees

Benton S. Bragg

Steven H. Scruggs

Philip C. Blount, III

Timothy J. Ignasher

Christopher B. Brady

Harold J. Smith

Investment Adviser

Bragg Financial Advisors, Inc.

1031 Caldwell Street, Suite 200

Charlotte, NC 28203

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent

UMB Fund Services

235 West Galena Street

Milwaukee, WI 53212

Custodian

US Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH 45201

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Shares of Queens Road Value and Queens Road Small Cap Value Fund are distributed by Queens Road Securities, L.L.C., an affiliate of the Investment Adviser. This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Funds’ prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Funds are not bank deposits, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes”, “expects”, “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Funds’ filings with the Securities and Exchange Commission. The Funds undertake no obligation to update any forward looking statement.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Not applicable to semi-annual reports.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
Filed herewith.

(a) (3)	Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bragg Capital Trust

/s/ Steven H. Scruggs
By: Steven H. Scruggs
President
January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Steven H. Scruggs
By: Steven H. Scruggs
President
(Principal Executive Officer)
January 26, 2017

/s/ Benton S. Bragg
By: Benton S. Bragg
Treasurer
(Principal Financial Officer)
January 26, 2017